Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Form 8-K/A of our report, dated March 10, 1995, on our audit of the financial statements of U.S. Technologies, Inc. for the year ended December 31, 1994.


                                                 /s/  Lanese & Associates, Inc.


November 14, 1996
Riverview, FL